EXHIBIT 24


                               VECTREN CORPORATION
                            LIMITED POWER OF ATTORNEY
                    (To Sign and File Registration Statement)

     The undersigned director and/or officer of VECTREN CORPORATION, an Indiana corporation (the "Company"), has filed with the Securities and Exchange
Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement and related prospectus for the registration of common stock of the Company and debt securities of the Company's wholly-owned subsidiary, Vectren Utility Holdings, Inc., does hereby appoint each of Ronald E. Christian and Jerome A. Benkert, Jr. as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign said registration statement and related prospectus and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or a substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney this 31st day of March, 2003.


/s/ John M. Dunn                                /s/ Niel C. Ellerbrook
-------------------------------                 --------------------------------
John M. Dunn                                    Niel C. Ellerbrook


/s/ John D. Engelbrecht                         /s/ Lawrence A. Ferger
-------------------------------                 --------------------------------
John D. Engelbrecht                             Lawrence A. Ferger


                                                /s/ Andrew E. Goebel
-------------------------------                 --------------------------------
Anton H. George                                 Andrew E. Goebel


/s/ Robert L. Koch II                           /s/ William G. Mays
-------------------------------                 --------------------------------
Robert L. Koch II                               William G. Mays


/s/ J. Timothy McGinley                         /s/ Richard P. Rechter
-------------------------------                 --------------------------------
J. Timothy McGinley                             Richard P. Rechter


/s/ Ronald G. Reherman                          /s/ Richard W. Shymanski
-------------------------------                 --------------------------------
Ronald G. Reherman                              Richard W. Shymanski


/s/ Jean L. Wojtowicz
-------------------------------
Jean L. Wojtowicz


STATE OF INDIANA        )
                        )  SS:
COUNTY OF VANDERBURG    )


     Before me, a notary public, in and for said County and State personally appeared John M. Dunn, Niel C. Ellerbrook, John D. Engelbrecht, Lawrence A. Ferger, Andrew E. Goebel, Robert L. Koch II, William G. Mays, J. Timothy McGinley, Richard P. Rechter, Ronald G. Reherman, Richard W. Shymanski, and Jean
L. Wojtowicz, who executed the above and foregoing Limited Power of Attorney on March 31, 2003.


     Witness my hand and Notarial Seal this 31st day of March, 2003.



                                                           Notary Public

                                                /s/ Deborah A. Hague
My Commission Expires:                          --------------------------------
                                                Deborah A. Hague      (printed)
August 29, 2008
                                                Residing in Warrick County